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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 8-K/A

                                Amendment No. 1



                                 CURRENT REPORT



                        PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                        SECURITIES EXCHANGE ACT OF 1934


                  Date of Event Requiring Report: June 5, 2002




                                H-NET.NET, INC.
                                ---------------
             (Exact Name of Registrant as Specified on its Charter)


         33-20783-D                            84-1064958
  ------------------------                --------------------
  (Commission File Number)               (IRS Employer Identification Number)


                                    COLORADO
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)




                            202-7100 Woodbine Avenue
                        Markham, Ontario, Canada  L3R 5J2
                        ---------------------------------
                    (Address of Principal Executive Offices)



                                 (905) 475-3249
                                 --------------
              (Registrant's Telephone Number, Including Area Code)





ITEM 4.     Changes in Registrant=s Certifying Accountant

H-Net.Net, Inc. hereby amends its prior Form 8-K filed on June 12, 2002 by attaching as exhibits the letters from its prior auditors Shimmerman Penn Burns Becker, LLP and Citrin Cooperman & Company, LLP. Both letters state that they have no disagreements with the statements in the Form 8-K as to the reasons for resignation.

Citrin Cooperman's letter attached hereto falsely states that it was not "provided a copy" of the Form 8-K prior to its filing with the SEC. H-Net's attorney specifically wrote Citrin a letter providing them evidence that they were in fact provided with a copy of the Form 8-K approximately 6 hours during the middle of the business day before the Form 8-K was filed with the SEC, and gave Citrin an opportunity to withdraw this false statement. Citrin responded within 1/2 hour to this communication which was faxed in the same manner as the previous communiction, but Citrin refused to do remove its false statement about when it was provided a copy of the Form 8-K. H-Net's attorney's letter to Citrin is also attached as an exhibit hereto.

ITEM 7.     Financial Statements and Exhibits

The following exhibit(s) are included as part of this report:

EXHIBIT     PAGE
NO.         NO.         DESCRIPTION
-------     -----       -----------

16 (i)      *           Letter from Citrin Cooperman dated June 17, 2002.

16 (ii)     *           Letter from Shimmerman Penn dated June 17, 2002.

16 (iii)    *           Letter from H-Net's Attorney to Citrin Cooperman dated
                        June 19, 2002.



Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2002


                                                 H-Net.Net, Inc.



                                                 By:____________________________
                                                      Anton Stephens, President



Exhibit 16(i)

                        Citrin Cooperman & Company, LLP
                        -------------------------------
                                  Letter Head






                                 June 17, 2002

Securities and Exchange Commission
Washington, D.C. 20549


	We were previously principal accountants for H-Net.Net, Inc. On June 5,

2002 we resigned as principal accountants of H-Net.Net, Inc.  We have read

H-Net.Net, Inc.'s statements included under Item 4 of its Form 8-K for June 11,

2002 ("Item 4"), and we agree with such statements as they related to the reasons given by us for our resignation. Contrary to what is set forth in Item

4, we were not provided a copy of the H-Net.Net, Inc. Form 8-K dated June 11,

2002 prior to its filing with the Securities and Exchange Commission.
                                     Very truly your,


                                     /s/
                                     Citrin Cooperman & Company, LLP















                      529 Fifth Avenue, New York, NY 10017
                        (212) 697-1000 Fax (212) 697-1004
                         e-mail:ccc@citrincooperman.com



Exhibit 16(ii)


                          Shimmerman Penn Burns Becker
                          ----------------------------
                                  Letter Head

June 17, 2002


United States
Securities and Exchange Commission
Washington, D.C. 2059

Dear Sir/Madam

Re:   H-Net.Net, Inc.
---------------------

We have been requested by the above named company to review a copy of their report Form 8-K dated June 11, 2002.

With respect to Item 4 "Changes to Registrant's Certifying Accountant" the sixth paragraph describes the circumstances surrounding the resignation of Shimmerman Penn Burns Becker, LLP as auditors of the company. We agree with the statements contained in that paragraph.

The tenth paragraph states that our firm was furnished with a copy of the report and requested to supply this letter. We agree with this statement. The paragraph goes on to say that a copy of our letter of resignation dated April 23, 2002 is attached as exhibit 16(vi). Our letter of resignation was in fact dated April 23, 2001. The list of exhibits contains the correct date of the letter.

We have no knowledge of any other matters contained in Item 4 "Changes to Registrant's Certifying Accountant" and accordingly we are not in a position to comment as to whether we agree or disagree with any of the other statements made in the report.

With respect to the exhibits attached to the report we confirm that exhibit 16(vi) is a copy of our letter of resignation dated April 23, 2001. We have no knowledge of any of the other exhibits and accordingly we are not in a position to comment on any other exhibits.

Yours very truly,

Shimmerman Penn Burns Becker, LLP
Chartered Accountants

/s/
Geoff Becker, CA

Shimmerman Penn Burns Becker, Llp
30 St. Clarr Avenue West, Suite 400, Toronto, Ontario M4V 3A1
Tel (476) 964-7200 Fax: (476)964-3025 www.spbb.com






Exhibit 16(iii)

                            BRUCE M. PRITCHETT, L.C.
                                Attorney at Law

                                  [Letterhead]



June 19, 2002



Larry Edelstein
Jules Blackman
Citrin Cooperman & Company, LLP
529 Fifth Avenue
New York, NY  10017
      Via Facsimile 212-697-1004

      Re:   Letter dated June 17, 2002 to the SEC

Gentlemen:

      Regarding the following statement in your letter of June 17: "Contrary to what is set forth in Item 4, we were not provided a copy of the H-Net.Net, Inc. Form 8-K dated June 11, 2002 prior to its filing with the Securities and Exchange Commission."

      Our fax log shows that on June 12, 2002 at 11:55 a.m. you received the 14 pages of the 8-K. The EDGAR filing report shows that the Form 8-K was not filed until June 12, 2002 at 5:23 p.m. These documents are enclosed as exhibits to this letter.

      Accordingly, please omit the above-quoted sentence of your letter to the SEC.

                                    Sincerely,



                                    Bruce M. Pritchett, Esq.